UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22668

FactorShares Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

SR Services, LLC
300 Delaware Ave, Suite 800
Wilmington, DE  19801
(Name and address of agent for service)

(877) 756-PURE
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2014

Date of reporting period: September 30, 2014

Item 1. Reports to Stockholders.

Annual Report
September 30, 2014

PureFunds™ ISE Junior Silver
(Small Cap Miners/Explorers) ETF
Ticker: SILJ

PureFunds™ ETFs

TABLE OF CONTENTS
September 30, 2014

PureFunds™ ETFs

Shareholders’ Letter
As of September 30, 2014

Dear Shareholder,

2014 proved to be another volatile year for silver and silver producers/explorers. Following a poor 2013, silver and its related equities rallied powerfully into the start of 2014. Silver trading at approximately $19/troy ounce at the start of the year traded up to approximately $22 within the first quarter. This approximately 15% gain in the metal sparked an even stronger run in the silver related equities. After making several attempts to break above the $22 price-level, silver prices moved downwards again reaching levels not seen since 2010.

Despite the negative price movement from the earlier highs this year, several positive takeaways exist:

•
It was encouraging to see that during the early uptrend for silver, SILJ managed to show its inherent high beta qualities. This high beta trait was one of the reasons that junior silver companies were chosen as the fund’s focus and we were pleased to see that occur.

•
Strong demand has been a constant theme over the last several years. This year, silver coin demand and investment demand is right near record highs. Additionally, it is estimated by the Silver Institute that demand for silver for solar power will increase to approximately 100 million ounces in 2015 (approximately 1/8th of global silver production from all of last year.

•
All this is happening while silver supply has remained relatively flat. In fact, demand has outstripped supply for the past several years and 2014 looks to follow that trend. If this trend persists, we may very well see a silver supply crunch that could significantly and positively impact junior silver companies.

Although low silver prices can lead to difficulties for silver miners/explorers, after 3½ years of downward pressure, we believe the space may be putting in a bottom. Near record investment demand for investable silver products, bars and coins may be the key to this potential bottom’s support.We are encouraged that although fund performance has not been stellar, it has performed in line with expectations to the various jolts (both up and down) in the underlying silver price. The many moves made by SILJ were noticed by both media and investors alike. The increase in assets and shares outstanding we believe is due to investors taking notice of the distinct characteristics of junior silver companies. We hope to see more investors take notice of the fund and utilize it as a piece of their overall commodity exposure moving forward.

You can find further details about SILJ by visiting www.PureETFs.com, or by calling 1-877-756-PURE.

Sincerely,

Samuel Masucci III
Chairman of the Board

PureFunds™ ETFs

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. The mining industry is highly volatile due to significant fluctuation in the prices of commodities, as well as political and regulatory developments. Investments in foreign securities involve political, economic and currency risks,      greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the Funds are more exposed to individual issuer volatility than a diversified fund. Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds and risks associated with such countries or geographic regions may negatively affect a Fund. Investments in small- and medium- capitalization companies tend to have limited liquidity and greater price volatility than largecapitalization companies. The PureFunds ISE Diamond/Gemstone ETF is subject to risks associated with demand and supply of gemstones in the form of jewelry/investments as well as industrial uses. Changes in consumer taste, consumer confidence, man-made alternatives, and spending among this segment of the population may have an adverse impact on the sale of gemstones in the market. The PureFunds ISE Mining Service ETF is subject to risks associated with adverse market conditions, increased competition, environmental concerns, fluctuations in commodity prices and supply and demand of  hard commodities, decreased metals demand and the success of exploration projects.

Legal or regulatory changes, as well as changes in government policies towards metals, could also adversely impact the mining services sector and therefore Fund performance. The PureFunds ISE Junior Silver ETF is subject to risks associated with the worldwide price of silver and the costs of extraction and production. Worldwide silver prices may fluctuate substantially over short periods of time, so the Fund's share price may be more volatile than other types of economic conditions, tax treatment, government regulation and intervention, and world events in the regions in which the companies operate. The price of equity securities of silver mining companies and silver may not always be closely correlated.

The Funds' return may not match or achieve a high degree of correlation with the return of the Underlying Index. To the extent a Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if a Fund had sought to replicate the Index. The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Funds that are less diversified across countries or geographic regions, such as Africa, Latin America, and Australia, are generally riskier than more geographically diversified funds and risks associated with such countries or geographic regions may negatively affect a Fund. Foreign countries can privatize entities and industries. Privatized entities may lose money or be re-nationalized. Any reduction in trading with key partners may cause an adverse impact on the economy in which the Fund invests.

PureFunds™ ETFs

Past performance does not guarantee future results.

The opinions expressed above are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a current prospectus.

beta: Investopedia.com: A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

PureFunds™ ETFs

Average Annual Returns Period Ended September 30, 2014	1 Year Return	Since Inception (11/29/12)
PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF (NAV)
	(14.52)%	(31.77)%
PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF (Market)	(14.92)%	(31.97)%
	19.73%	22.33%
S&P 500 Index ISE Junior Silver (Small Cap Miners/Explorers) Index	(14.10)%	(31.64)%

The chart illustrates the performance of a hypothetical $10,000 investment made on November 29, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

PureFunds™ ETFs

PORTFOLIO ALLOCATION As of September 30, 2014 (Unaudited)
As a percent of net assets:
Canada	82.3%
United Kingdom	12.2
United States	5.6
$100.1%

PureFunds™ ETFs

PureFunds ISE Junior Silver (Small Cap Miners/Explorers) ETF
SCHEDULE OF INVESTMENTS
September 30, 2014

	Shares	Market Value
COMMON STOCKS - 100.1%
Metals & Mining - 100.1%
Canada - 82.3%
Alexco Resource Corporation (a)	278,092	$186,294
Aurcana Corporation (a)	237,571	80,608
Bear Creek Mining Corporation (a)	165,155	272,813
Endeavour Silver Corporation (a)	82,044	358,532
Excellon Resources, Inc. (a)	63,381	60,554
Fortuna Silver Mines, Inc. (a)	221,835	895,303
Great Panther Silver Ltd. (a)	223,018	227,478
Impact Silver Corporation (a)	68,981	22,481
Kootenay Silver, Inc. (a)	145,346	33,743
MAG Silver Corporation (a)	116,745	868,330
Mandalay Resources Corporation	455,000	406,268
Minco Silver Corporation (a)	30,707	27,418
Mirasol Resources Ltd. (a)	34,907	36,467
Revett Mining Company, Inc. (a)	8,273	9,234
Santacruz Silver Mining Ltd. (a)	248,091	150,633
Scorpio Mining Corporation (a)	374,263	88,557
Sierra Metals, Inc.	47,092	72,323
Silver Standard Resources, Inc. (a)	129,181	787,809
Silvercorp Metals, Inc.	220,435	350,350
SilverCrest Mines, Inc. (a)	212,927	321,306
Trevali Mining Corporation (a)	441,000	452,833
US Silver & Gold, Inc. (a)	146,108	48,270
Total Canada		5,757,604
United Kingdom - 12.2%
Hochschild Mining PLC (a)	390,981	857,578
Total United Kingdom		857,578
United States - 5.6%
Golden Minerals Company (a)	465,009	297,606
Silver Bull Resources, Inc. (a)	425,764	93,668
Total United States		391,274
Total Metals & Mining		7,006,456
TOTAL COMMON STOCKS (Cost $9,067,609)		7,006,456
Total Investments (Cost $9,067,609) - 100.1%		7,006,456
Liabilities in Excess of Other Assets - (0.1)%		(9,321)
TOTAL NET ASSETS - 100.0%		$6,997,135
(a)  Non-income producing security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.

PureFunds™ ETFs

STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2014

PureFunds ™ ISE Junior Silver Small Cap Miners/Explorers ETF
ASSETS
Investments in zecurities, at value*	$7,006,456
Cash	5,209
Dividends and interst receivable	837
Total Assets	$7,012,502

LIABILITIES
Management fees payable	15,367
Total Liabilities	15,367
Net Assets	$6,997,135

NET ASSETS CONSIST OF:
Paid-in Capital	10,085,122
Undistributed (accumulated) net investment income (loss)	(22,188)
Accumulated net realized gain (loss) on investments	(1,004,639)
Net unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(2,061,153)
Foreign currency and translatin of other assets and liabilities in
foreign currency	(7)
Net Assets	$6,997,135
* Identified Cost:
Investments in securities	$9,067,609
Cash	5,209

Shares Outstanding^	700,000
Net Asset value, Offering and Redemption Price per Share	$10.00
^ No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

PureFunds™ ETFs

STATEMENT OF OPERATIONS
For the year ended September 30, 2014

PureFunds ™ ISE Junior Silver Small Cap Miners/Explorers ETF
INVESTMENT INCOME
Income:
Dividends	$11,939
Total Investment Income	11,939

Expenses:
Management fees	34,530
Total Expenses	34,530
Net Investment (Loss)	(22,591)

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(455,881)
Foreign currency	27
Net Change in Unrealized Appreciation (Depreciation) of: Investments in securities	(1,393,188)
Foreign currency and translation of other assets and liabilities in foreign currency	(9)
Net Realized and Unrealized Gain (Loss) on Investments	(1,849,051)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,871,642)

The accompanying notes are an integral part of these financial statements.

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended September 30, 2014	Period Ended September 30, 2013 1
OPERATIONS
Net investment (loss)	$(22,591)	$(3,501)
Net realized gain (loss) on investments and In- Kind Redemptions	(455,854)	(636,403)
Net change in unrealized appreciation (depreciation) of investments	(1,393,197)	(667,963)
Net increase (decrease) in net assets resulting
from operations	(1,871,642)	(1,307,867)

DISTRIBUTIONS TO SHAREHOLDERS From Net Investment Income	(1,356)	-
CAPITAL SHARE TRANSACTIONS Net increase (decrease) in net assets derived from
net share in outstanding shares (a)	7,113,000	3,065,000
Net increase (decrease) in net assets	5,240,002	1,757,133

NET ASSETS
Beginning of Period	1,757,133	-
End of Period	$6,997,135	$1,757,133
Undistributed net investment income	$(22,188)	$(3,501)
(a) Summary of share transactions is as follows:

	Year Ended September 30, 2014		Period Ended September 30, 2014
	Shares	Amount	Shares	Amount
Shares Created	600,000	$7,658,000	250,000	$4,541,000
Reinvested Dividends	-	-	-	-
Shares Redeemed	(50,000)	(545,000)	(100,000)	(1,476,000)
	550,000	$7,113,000	150,000	$3,065,000
Beginning Shares	150,000		-
Ending Shares	700,000		150,000
 1 Fund commenced operations on November 29, 1012. The information presented is for the period from November 29, 2012 to September 30, 2013.

The accompanying notes are an integral part of these financial statements.

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Year ended September 30, 2014	Period Ended September 30, 2013 1
Net Asset Value, Beginning of Period
	$11.71	$20.00
Income (Loss) from Investment Operations:
Net investment income (loss)2	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	(1.64)	(8.27)
Total from investment operations	(1.70)	(8.29)
Less Distributions:
Distributions from net investment income	(0.01)	-
Total distributions	(0.01)	-
Net asset value, end of period	$10.00	$11.71
Total Return	-14.52%	-41.45	%3

Ratios/Supplemental Data:
Net assets at end of period (000's)	$6,997	$1,757

Expenses to Average Net Assets	0.69%	0.69	%4
Net Investment Income (Loss) to Average Net
Assets	-0.52%	-0.21	%4
Portfolio Turnover Rate	44%	69	%3
1	Commencement of operations on November 29, 2012.
2	Calculated based on average shares outstanding during the period.
3	Not annualized.
4	Annualized.

The accompanying notes are an integral part of these financial statements.

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2014

NOTE 1 – ORGANIZATION.

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF ( “the Fund”) is a series of FactorShares Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the“1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the ISE Junior Silver (Small Cap Miners/Explorers)™ Index (the “Underlying Index”). The Fund commenced operations on November 29, 2012.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charge, and no redemption fee. The Fund may issue an unlimited number  of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from the net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker- dealer or other participant in the clearing process through the continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2014

A.
Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2014, the Fund did not hold any fair valued securities.

As described previously, the Fund utilizes various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2- Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3- Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2014

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets,  and other characteristics particular to the security. To the extent that valuation is  based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2014:

Description^	Level 1	Level 2	Level 3	Total
Common Stocks	$7,006,456	--	--	$7,006,456
Total Investments in Securities	$7,006,456	--	--	$7,006,456

^ See Schedule of Investments for industry breakouts.

The Fund did not have any transfers between Levels 1. 2 or 3 during the year ended September 30, 2014.

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2014

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2014 tax returns. The years open for examination are both 2014 and 2013. The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Delaware; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income are normally declared and paid quarterly. Distributions from net realized gains on securities are normally declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP of America requires management to make estimates and Assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general Indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.
Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through date the financial statements were available to be issued. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements.

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2014

I.
Reclassification of Capital Accounts. Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2014, the following table shows the reclassifications made:

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/ (Loss)	Paid In Capital
1,495	(48,053)	46,558

During the year ended September 30, 2014, the Funds realized $97,711 in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

J.
Recent Accounting Pronouncement In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS.

Factor Advisors, LLC, serves as the investment advisor to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Advisor, the Advisor provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Advisor is also responsible for arranging, in consultation with Esposito Partners, LLC, (the “Sub- Advisor”), transfer agency, custody, fund administration and accounting, and other nondistribution related services necessary for the Fund to operate. Under the Business Management Agreement, the Advisor has contracted with PureShares, LLC (the “Business Manager”) to manage the Fund’s business affairs, provide office facilities and equipment and certain clerical, bookkeeping and administrative services. The Business Manager bears the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary management fee. For services provided to the Fund, the Fund pays the Business Manager 0.69% at an annual rate based on the Fund’s average daily net assets. The Business Manager has an agreement with, and is dependent on, a third party to pay the Fund’s expenses in excess of 0.69% of the Fund’s average daily net assets. Pursuant to this agreement, the Business Manager is subject to certain requirements that, if not met by the Business Manager or waived by the third party, would permit the third party to terminate the agreement. If the agreement is terminated, the Business Manager may not be able to perform its obligations under the Business Management Agreement.

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2014

NOTE 4 - PURCHASES AND SALES OF SECURITIES.

Purchases and sales of securities, excluding short-term securities and in-kind transactions, for the year ended September 30, 2014 were $9,869,279 and $2,702,776, respectively.

For the year ended September 30, 2014, in-kind transactions associated with creations and redemptions were $7,655,581 and $545,093, respectively

There were no purchases or sales of U.S. Government obligations for the year ended September 30, 2014.

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2014 were as follows:

Cost of investments	$9,133,147
Gross tax unrealized appreciation	90,651
Gross tax unrealized depreciation	(2,217,342)
Net tax unrealized (depreciation)	(2,126,691)
Undistributed ordinary income	-
Undistributed long term gain	-
Total distributable earnings	-
Other accumulated (loss)	(961,289)
Total accumulated (loss)	$(3,087,980)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

For the year ended September 30, 2014 the Fund paid a distribution of $1,356 from ordinary income.

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF

Report of Independent Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FactorShares Trust
and the Shareholders of PureFunds ISE Junior Silver
(Small Cap Miners/Explorers) ETF

We have audited the accompanying statement of assets and liabilities of the FactorShares Trust PureFunds ISE Junior Silver (Small Cap Miners/Explorers) ETF including the schedule of investments, as of September 30, 2014, and the related statement of operations for the year the ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period November 29, 2012 through September 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FactorShares Trust PureFunds ISE Junior Silver (Small Cap Miners/Explorers) ETF as of September 30, 2014, and the results of their operations and changes its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ WithumSmith+Brown, PC
New York, NY
November 25, 2014

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF

Frequency Distribution of Premiums and Discounts (Unaudited)

PureFunds™ ETFs Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for each Fund is at a premium or discount to its daily net asset value (NAV). The chart presented represents past performance and cannot be used to predict future results.

	October 1, 2013 through September 30, 2014
	Number of Days	Percentage of Total Days
Premium/Discount Range
Greater than 1.50%	28	11.1
Greater than or equal to 1.25% And Less Than 1.50%	8	3.2
Greater Than or Equal to 1.00% And Less Than 1.25%	20	7.9
Greater Than or Equal to 0.75% And Less Than 1.00%	17	6.7
Greater Than or Equal to 0.50% And Less Than 0.75%	30	11.9
Greater Than or Equal to 0.25% And Less Than 0.50%	32	12.7
Greater Than or Equal to 0.0% And Less Than 0.25%	35	13.9
Less Than or Equal to 0.0% And Greater Than -0.25%	25	9.9
Less Than or Equal to -0.25% And Greater Than -0.50%	28	11.1
Less Than or Equal to -0.50% And Greater Than -0.75%	12	4.8
Less Than or Equal to -0.75% And Greater Than -1.00%	9	3.6
Less Than or Equal to -1.00% And Greater Than -1.25%	3	1.2
Less Than or Equal to -1.25% And Greater Than -1.50%	4	1.6
Less than -1.50%	1	0.4

	November 29, 2012* through September 30, 2013
	Number of Days	Percentage of Total Days
Greater than 2.50%	22	10.5
Greater Than or Equal to 2.50% And Less Than 1.50%	20	9.5
Greater Than or Equal to 1.50% And Less Than 0.75%	30	14.3
Greater Than or Equal to 0.50% And Less Than 0.75%	26	12.4
Greater Than or Equal to 0.25% And Less Than 0.50%	17	8.1
Greater Than or Equal to 0.0% And Less Than 0.25%	18	8.6
Less Than or Equal to 0.0% And Greater Than -0.50%	22	10.5
Less Than or Equal to -0.50% And Greater Than -1.25%	20	9.5
Less Than or Equal to -1.25% And Greater Than -2.0%	24	11.4
Less than -2.0%	10	4.8

* First day of secondary market trading

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF

EXPENSE EXAMPLE
For the Period Ended September 30, 2014 (Unaudited)

As a shareholder of PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 – September 30, 2014).

Actual Expenses
The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF

EXPENSE EXAMPLE
For the Period Ended September 30, 2014 (Unaudited)

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period^
Actual	$1,000	$914	$3.31

Hypothetical (5% annual)	$1,000	$1,022	$3.50

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the most recent twelve month period.

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF

TRUSTEES AND OFFICERS
(Unaudited)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee/Officer	Other Directorships Held by Trustee
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President, 2012 to present. Chief Compliance Officer, Treasurer and Principal Financial Officer, 2014 to present.	Chief Executive Officer, ETF Managers Group, LLC (since 2013); Chief Executive Officer and Chief Compliance Officer, Factor Advisors, LLC (since 2012); President and Chief Executive Officer, Factor Capital Management LLC (since 2012); President and Chief Executive Officer, GENCAP Ventures, LLC (2012–2013); Chief Executive Officer, MacroMarkets LLC (2005–2011); President, Chief Executive and Chief Compliance Officer, Macro Financial (2005–2011).	1	None

David Weissman (1954)	Chief Compliance Officer (since 2014)	Chief Operating Officer and Chief Compliance Officer, ETF Managers Group, LLC (since 2014); Chief Administrative Officer and Chief Compliance Officer, ARK Investment Management, LLC (2014); Chief Compliance Officer, Factor Advisors, LLC (2012– 2014); Chief Operating Officer and Chief Compliance Officer, FocusShares LLC (2007–2012).	1	None

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF

TRUSTEES AND OFFICERS
(Unaudited)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee/Officer	Other Directorships Held by Trustee
		Independent Trustees
John W. Southard (1969)	Trustee, 2012 to present	Director and Co-Founder, T2 Capital Management, 2010 to present; Co-Founder and Head of Research and Trading, PowerShares Capital Management, 2002 to 2009.	1	None

Terry Loebs (1982)	Trustee, 2014 to present	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006 to 2011).	1	None

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF

FEDERAL TAX INFORMATION
(Unaudited)

For the fiscal year ended September 30, 3014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2014 was 0%.

INFORMATION ABOUT PORTFOLIO HOLDINGS
(Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (877) 756-7873. Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on the fund's website at www.pureetfs.com daily.

INFORMATION ABOUT PROXY VOTING
(Unaudited)

A description of the polices and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll- free at (877) 756-7873, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.pureetfs.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending  June 30  is available  by  calling  toll-free at (877)  756-7873  or  by accessing the SEC’s website at www.sec.gov.

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF

PRIVACY POLICY
(Unaudited)

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and
●	Information about your transactions with us or others.

The Fund does not disclose any non-public personal information about its customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Fund may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. The Fund will provide unaffiliated third parties with only the information necessary to carry out  their assigned  responsibility. The Fund maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with unaffiliated third parties.

Advisor
Factor Advisors, LLC
35 Beechwood Rd, Suite 2B
 Summit, NJ 07901

Sub-Advisor
Esposito Partners, LLC 300 Crescent Court, Suite 650
Dallas, Texas 75201

Business Manager
PureShares, LLC
2 Central Avenue, Suite 2B
Madison, NJ 07940

Index Provider
International Securities Exchange, LLC
60 Broad Street
New York, NY 10004

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association Custody Operations
1555 North River Center Drive, Suite 302
 Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
WithumSmith+Brown, PC
1411 Broadway, 9th Floor
New York, NY 10018

Legal Counsel
Bingham McCutchen LLP
2020 K Street NW
Washington, DC 20006-1806

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith

Item 3. Audit Committee Financial Expert.

The Board believes that the collective knowledge and experience of the members of the audit committee enable the committee to provide appropriate oversight given the Trust's level of financial complexity. In addition, the Board notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF

	FYE 9/30/2014	FYE 9/30/2013
Audit Fees	$10,000	$10,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Withum, Smith+Brown, PC applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2014	FYE 9/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past year.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2014	FYE 9/30/2013
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1)   Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2)	A separate certification for each principal executive and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  FactorShares Trust

By (Signature and Title) /s/Samuel Masucci III
            Samuel Masucci III, Principal Executive Officer

Date  12/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) * /s/Samuel Masucci III
           Samuel Masucci III, Principal Executive Officer

Date  12/9/2014

By (Signature and Title)* /s/Samuel Masucci III
  Samuel Masucci III, Treasurer

Date  12/9/2014

* Print the name and title of each signing officer under his or her signature.